Exhibit 32.1
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
The undersigned hereby certifies that, to the best of his knowledge, the Form 10-Q Quarterly Report of NGA HoldCo, LLC (the “Company”) for the three months ended May 31, 2015 filed with the Securities and Exchange Commission on the date hereof (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: July 15, 2015	By:	/s/ Timothy T. Janszen
Timothy T. Janszen
Operating Manager
(Principal Executive Officer)